Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of IGTA Merger Sub Limited (the “Company”) for the quarterly period ended March 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Cheuk Hang Chow, Sole Director of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted by §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Date: June 27, 2025

By:	/s/ Cheuk Hang Chow
Name:	Cheuk Hang Chow
Title:	Sole Director (Principal Executive Officer, Principal Financial and Accounting Officer)